UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2022

AEROVIRONMENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33261	95-2705790
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation or organization)

241 18th Street South, Suite 415
Arlington, Virginia	22202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 520-8350

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	AVAV	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure

On October 5, 2022, AeroVironment, Inc. (the “Company”) will host an investor and analyst event in Petaluma, California beginning at 9:00 am Pacific Time, which will include presentations from the Company’s President, Chief Executive Officer, and Chair of the Board, Wahid Nawabi, and the Company’s Senior Vice President and Chief Financial Officer, Kevin McDonnell, and other members of the Company’s executive management team. The Company is furnishing as Exhibit 99.2 to this Current Report on Form 8-K the presentation materials to be provided to and discussed with attendees at the investor and analyst event. The Company has posted the presentation to be discussed by the Company's executive management team at http://investor.avinc.com/events-and-presentations. A video of the presentation will also be available at http://investor.avinc.com/events-and-presentations following the completion of the event.

The information in this Current Report on Form 8-K (including the presentation materials attached as Exhibit 99.1 hereto and the video presentation) is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings. This current report on Form 8-K will not be deemed an admission as to the materiality of any information contained herein (including the presentation materials attached as Exhibit 99.1 hereto and the video presentation).

Safe Harbor Statement

Certain statements in this Current Report on Form 8-K (including the presentation materials attached as Exhibit 99.1 hereto and the video presentation) may constitute "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate or imply future results, performance or achievements, and may contain words such as “believe,” “anticipate,” “expect,” “estimate,” “intend,” “project,” “plan,” or words or phrases with similar meaning. Forward-looking statements are based on current expectations, forecasts and assumptions that involve risks and uncertainties, including, but not limited to, economic, competitive, governmental and technological factors outside of our control, that may cause our business, strategy or actual results to differ materially from the forward-looking statements.

Factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to, the impact of our recent acquisitions of Arcturus UAV, Inc., Telerob GmbH and the Intelligent Systems Group of Progeny Systems Corp. and our ability to successfully integrate them into our operations; the risk that disruptions will occur from the transactions that will harm our business; any disruptions or threatened disruptions to our relationships with our distributors, suppliers, customers and employees, including shortages in components for our products; the ability to timely and sufficiently integrate international operations into our ongoing business and compliance programs; reliance on sales to the U.S. government and related to our development of HAPS UAS; availability of U.S. government funding for defense procurement and R&D programs; changes in the timing and/or amount of government spending; our ability to perform under existing contracts and obtain new contracts;  risks related to our international business, including compliance with export control laws; potential need for changes in our long-term strategy in response to future developments; the extensive regulatory requirements governing our contracts with the U.S. government and international customers; the consequences to our financial position, business and reputation that could result from failing to comply with such regulatory requirements; unexpected technical and marketing difficulties inherent in major research and product development efforts; the impact of potential security and cyber threats or the risk of unauthorized access to our, our customers’ and/or our suppliers’ information and systems; changes in the supply and/or demand and/or prices for our products and services; increased competition; uncertainty in the customer adoption rate of commercial use unmanned aircraft systems; failure to remain a market innovator, to create new market opportunities or to expand into new markets; unexpected changes in significant operating expenses, including components and raw materials; failure to develop new products or integrate new technology into current products; unfavorable results in legal proceedings; our ability to respond and adapt to unexpected legal, regulatory and government budgetary changes, including those resulting from the ongoing COVID-19 pandemic, such as supply chain disruptions, vaccine mandates, the threat of future variants and potential governmentally-mandated shutdowns, quarantine policies, travel restrictions and social distancing, curtailment of trade, diversion of government resources to non-defense priorities, and other business restrictions affecting our ability to manufacture and sell our products and provide our services; our ability to comply with the covenants in our loan documents; our ability to attract and retain skilled employees; the impact of inflation; and general economic and business conditions in the United States and elsewhere in the world; and the failure to establish and maintain effective internal control over financial reporting. For a further list and description of such risks and uncertainties, see the reports we file with the Securities and Exchange Commission. We do not intend, and undertake no obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit
Number	Description
99.1	Press release issued by AeroVironment, Inc., dated October 5, 2022
99.2	Informational slides provided by AeroVironment, Inc., dated October 5, 2022, relating to investor and analyst event
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEROVIRONMENT, INC.

Date: October 5, 2022	By:	/s/ Melissa Brown
Melissa Brown
Vice President, General Counsel & Corporate Secretary

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